GUARANTY OF LEASE This Guaranty of Lease (the “Guaranty”) is executed as of December 30, 2024, by MVB FINANCIAL CORP., a West Virginia corporation (together with its successors and permitted assigns, “Guarantor”), in favor of FNLR MVBB LLC, a Delaware limited liability company (“Landlord”) with reference to the following facts: A. MVB Bank, Inc., a West Virginia banking corporation (“Tenant”), entered into that certain Master Lease, dated as of December 30, 2024 (as amended or otherwise modified from time to time, the “Lease”), by and among Landlord and Tenant, pursuant to which Landlord has agreed to lease the “Property” described in the Lease (such property, the “Property”) to Tenant. B. As a condition precedent to the execution and delivery of the Lease by Landlord, Landlord requires that Guarantor unconditionally guaranty the performance by Tenant of its obligations set forth under the Lease. C. Guarantor has a material financial interest in Tenant and expects to derive material financial benefit from the Lease, and Guarantor desires that Landlord enter into the Lease with Tenant. In consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby covenants and agrees with Landlord as follows: 1. Guarantor absolutely, irrevocably and unconditionally guarantees to and for the benefit of Landlord and its successors and assigns the punctual and full payment as they accrue and become due of all rents of every kind under the Lease and the full, faithful and timely performance of each and all of the covenants, agreements, obligations, representations, indemnities, warranties and liabilities of Tenant (and/or of Tenant’s assigns and successors to all or any portion of Tenant’s interest in the Lease) under the Lease (each, an “Obligation”, and collectively, the “Obligations”), until all such Obligations have been fully paid, performed and discharged. The liability of Guarantor hereunder shall be for all Obligations owed to Landlord including, without limitation, costs and fees (including, without limitation, actual attorneys’ and experts’ fees and disbursements and court costs that would have accrued under the Lease) and all other Obligations that would have been paid, performed and discharged by Tenant (or Tenant’s assigns and successors to all or any portion of Tenant’s interest in the Lease or the Property) but for the commencement of a case under Title 11 of the United States Code or under any successor statute thereto (the “Bankruptcy Code”), or any other law governing solvency, bankruptcy, reorganization or like proceedings, and other expenses incurred by Landlord in the enforcement of this Guaranty. The Obligations are to be construed in the most comprehensive sense and shall include all covenants, agreements, obligations, indemnities, representations, warranties and liabilities of Tenant, express or implied, under the Lease and shall continue, unaffected by any actual, purported or attempted assignment, transfer or sublease of all or any portion of Tenant’s interest in the Lease or the Property. Notwithstanding the foregoing, only upon any failure to fully pay, perform and discharge any of the Obligations, which failure constitutes a default under the Lease, which default remains uncured beyond any applicable cure period, if any, provided in the Lease (herein called a “Breach”), Guarantor, upon

2 written demand from Landlord, shall fully pay, perform and discharge the Obligation or Obligations in question, and shall pay all damages, losses, costs, expenses (including, without limitation, actual attorneys’ and experts’ fees and court costs) and liabilities that may arise in consequence of the Breach. 2. The obligations of Guarantor hereunder shall remain in full force and effect without regard to, and shall not be affected or impaired by, the following, any or all of which may be taken without the consent of, or notice to, Guarantor nor shall any of the following give Guarantor any recourse or right of action against Landlord, each and all of which are hereby expressly authorized by Guarantor to be undertaken at any time and from time to time by Landlord in its sole and absolute discretion: (a) Any amendment, modification, addition or supplement of or to the Lease; (b) Any renewal, extension or continuation of the Lease or the term thereof, whether pursuant to a written agreement or otherwise, and including without limitation, any holding over by Tenant after the expiration of the term of the Lease, including any renewal or extension term, whether or not consented to by Landlord; (c) Any exercise or non-exercise or delay in the exercise or assertion by Landlord of any right or privilege under this Guaranty or the Lease; (d) Any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other similar proceeding relating to Guarantor or Tenant, or any action taken in respect of Tenant, this Guaranty, the Lease and/or the Property by any trustee, receiver, debtor-in-possession or the like, by Landlord or by any court, in any such proceeding, including, without limitation, any assumption or rejection of the Lease under Section 365 of the Bankruptcy Code, whether or not Guarantor shall have had notice or knowledge of any of the foregoing; (e) Any extension of time or other indulgence granted to Tenant or any waiver with respect to the payment of rents, additional rents and other charges and expenses to be paid by Tenant or with respect to the performance and observance of any other obligations of Tenant under the Lease; (f) Any assignment of the Lease or any subletting of all or any portion of the Property; (g) The acceptance by Landlord of any security (including any real or personal property collateral) for the punctual and full payment of said rents or the punctual and full performance and observance of said Tenant obligations, or the release, surrender, substitution or omission to act, by Landlord with respect to any such security; (h) Any disaffirmance or abandonment by Tenant, any debtor-in-possession or any trustee of Tenant; (i) Any other act or omission to act by Landlord; and (j) Except for any written release duly executed by Landlord, any other matter whatsoever whereby Guarantor would or might be released. 3. Guarantor hereby knowingly, irrevocably, unconditionally and voluntarily waives: (a) All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty;

3 (b) Any right to require Landlord to proceed against Tenant or any other person at any time or to proceed against or exhaust any security held by Landlord at any time or to pursue any other remedy whatsoever at any time; (c) Any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of the Guarantor against the Tenant, whether resulting from any action or election of remedies by Landlord or otherwise; (d) Any defense arising by reason of any invalidity or unenforceability of the Lease or any disability of Tenant, or by any cessation from any cause whatsoever of the liability of Tenant, including, without limitation, (i) any rejection or termination of the Lease under Section 365 of the Bankruptcy Code or (ii) any reduction, diminution or limitation upon or discharge of the liability of Tenant under the Bankruptcy Code; (e) Any defense based upon an election of remedies by Landlord; (f) Any duty of Landlord to advise Guarantor of any information known to Landlord regarding the financial condition of Tenant and all other circumstances affecting the ability of Tenant to perform its obligations under the Lease, as more particularly described in Paragraph 10 below; (g) Any duty of Landlord to give Guarantor notice of any demand by Landlord or any notice of any type or nature under the Lease, including, without limitation, any notice relating to any default by the Tenant under the Lease; (h) Any defense based upon any express or implied amendment, modification, addition or supplement of or to the Lease or of or to Tenant’s obligations under the Lease made without the consent of Guarantor, which consent shall not be required; (i) Any defense based upon the lack of perfection or continuing perfection or failure of priority of collateral security, if any, which may now or hereafter be given for performance of the Obligations; (j) Any defense based upon the failure by Landlord to marshal assets; (k) Any defense based upon any act or omission of Landlord that results in or aids in the discharge or release of Tenant; (l) Any defense based upon any law that provides that the obligations of a guarantor must not be larger in amount nor in other respects more burdensome than that of the principal or that reduces a guarantor’s obligation in proportion to the principal obligation; (m) Any defense based upon any failure of Landlord to file or enforce or compromise a claim in any bankruptcy proceeding; (n) Any defense based upon the avoidance of any lien in favor of Landlord for any reason; (o) Any defense based upon the right to enforce any remedy against any other person;

4 (p) Any defense based upon the right, if any, to the benefit of, or to direct the application of any security held by Landlord, and, until all of the Obligations have been paid and performed in full, all rights of subrogation, any right to enforce any remedy that Landlord now has or hereafter may have against Tenant, and any right to participate in any security now or hereafter held by Landlord; (q) Any defense based upon the benefits or defenses, if Guarantor is entitled to any benefits or defenses, of any or all anti-deficiency statutes or single-action legislation; and (r) Any setoff, defense or counter-claim that Tenant or Guarantor may have or claim to have against Landlord. 4. Until all amounts payable to Landlord under the Lease have been paid in full, Guarantor shall have no right of subrogation and Guarantor waives, to the fullest extent permitted by law, any right to enforce any remedy that Landlord now has or may hereafter have against Tenant. 5. [Reserved]. 6. This Guaranty shall extend to each and every payment to be made and other obligation or condition to be performed or observed under the Lease by Tenant and its successors and assigns. Successive demands may be made upon, and successive actions for the enforcement of such demands may be brought against, Guarantor upon successive defaults in the making of particular payments and the performance and observance of particular obligations or conditions under the Lease, and the enforcement of this Guaranty against Guarantor with respect to any particular payment or obligations or conditions under the Lease shall not operate to exhaust this Guaranty or as a waiver of the right to proceed under this Guaranty with respect to any future default or defaults. 7. Notwithstanding anything to the contrary herein contained in this Guaranty, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time, payment, or any part thereof, of any or all of the obligations guaranteed hereby is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by Landlord upon the insolvency, bankruptcy or reorganization of Tenant or if Landlord elects to return such payment or any part thereof in its sole discretion, all as though such payment or application of proceeds had not been made. Without limiting the generality of the foregoing, if prior to any such rescission, invalidation, declaration, restoration or return, this Guaranty shall have been canceled or surrendered, this Guaranty shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of Guarantor in respect of the amount of the affected payment or application of proceeds. 8. [Reserved]. 9. This Guaranty is an irrevocable, continuing guaranty and Guarantor agrees that this Guaranty shall remain in full force and effect until all of the Obligations are fully paid, performed and/or otherwise discharged, regardless of the expiration or earlier termination of the Lease, and regardless of the bankruptcy, reorganization, dissolution or insolvency of Tenant, its successors and assigns, and regardless of any actual, attempted or purported assignment, sublease or other transfer of all or any portion of Tenant’s interest in the Lease.

5 Guarantor further agrees that this Guaranty may not be revoked by Guarantor. If any provision of this Guaranty is held to be invalid or unenforceable, the validity and enforceability of the other provisions of this Guaranty shall not be affected. This Guaranty shall remain in full force and effect notwithstanding future changes of conditions, including any changes in law or invalidity or irregularity in the creation of any of the Obligations. 10. In giving this Guaranty, Guarantor is not concerned with Tenant’s financial condition and hereby knowingly and irrevocably waives any right Guarantor may possess to require Landlord to disclose to Guarantor any information Landlord may now or hereafter possess concerning Tenant’s present or future character, credit, collateral or financial condition. Guarantor assumes the responsibility for being and keeping informed of the financial condition of Tenant and of all circumstances bearing upon the risk of non-payment and nonperformance of the Obligations that diligent inquiry would reveal. 11. No delay or failure by Landlord to execute any remedy against Tenant or Guarantor will be construed as a waiver of that right or remedy. All remedies of Landlord are cumulative. 12. This Guaranty shall be one of payment and performance and not merely of collection. 13. In any action or proceeding brought to enforce the terms of this Guaranty, the prevailing party shall be entitled to recover any and all costs and expenses, including, without limitation, actual attorneys’ fees and court costs, incurred in any such action or proceeding. 14. All notices, requests, concerns, approvals, payments in connection with the Lease, or communications that either party desires or is required or permitted to give or make to the other party under the Lease shall only be deemed to have been given, made and delivered, when made or given in writing and personally served, or delivered via recognized overnight courier service provided a receipt is required, in the United States mail, certified or registered mail, postage prepaid, and addressed to the parties as follows: If to Guarantor, to: MVB Financial Corp. 3000 Swiss Pine Way Morgantown, West Virginia 26501 Attention: Donald T. Robinson With a copy to: Squire Patton Boggs (US) LLP 777 S. Harbour Island Blvd., Suite 420 Tampa, Florida 33602 Attention: Stacy H. Krumin If to Landlord, to: FNLR MVBB LLC c/o Fortress Investment Group 1345 Avenue of the Americas, 46th Floor New York, New York 10105 Attention: Constantine Dakolias With a copy to: c/o Fortress Investment Group 11611 San Vicente Blvd., 10th Floor

6 Los Angeles, California 90049 Attention: William Turner and Chase Romney With another copy to: Dain, Torpy, Le Ray, Wiest & Garner, P.C. 175 Federal Street, 15th Floor Boston, Massachusetts 02110 Attention: Timothy Pecci or to such other address or addresses as either Landlord or Guarantor may from time to time designate to the other by written notice in accordance herewith. Such notices shall be effective on the date of delivery (or, if delivery is refused, on the date of such refusal). Service of process in connection with any legal action or proceeding relating to this Guaranty shall also be deemed properly delivered if delivered and served in any manner permitted by the applicable law of the State of New York or the United States, as the case may be. Landlord or Guarantor may change its address for the purpose of this Guaranty by giving written notice of such change to the other party in the manner herein provided. Unless and until any such notice is given, any notice or other communication sent to the last noticed address as provided herein shall be deemed properly delivered. 15. Guarantor agrees that this Guaranty shall be construed as an absolute, unconditional, irrevocable, continuing and unlimited obligation of Guarantor without regard to the regularity, validity or enforceability of any liability or obligation hereby guaranteed. 16. The right of Landlord to demand and Guarantor’s obligation to pay and to perform fully the Obligations shall not be suspended, abridged or affected in any way whatsoever by the fact that the Obligations or any part thereof are at any time secured by real or personal property or otherwise. With or without notice to Guarantor and without affecting Guarantor’s liability hereunder or with respect to the Obligations hereby guaranteed, Landlord, from time to time, either before, at or after any Breach and whether or not Landlord is under any contractual or equitable obligation to do so, may (a) accept security for the Obligations hereby guaranteed, (b) release or accept other security in exchange or in substitution for collateral, if any, that may be held or any part thereof, (c) accept substitutes for or release Guarantor or any substitutes for Guarantor as party hereto, or (d) subordinate any security interest in any collateral or any portion thereof to the rights of other creditor or creditors. 17. This Guaranty shall continue for the term of the Lease and any extensions or renewals thereof and until all obligations and liabilities of Tenant and its successors and assigns to Landlord under or relating to the Lease have been fully paid or satisfied (subject to reinstatement of the Guaranty as provided in Paragraph 7 above). 18. This Guaranty shall be governed by and construed in accordance with the internal laws of the State of New York. In connection with any suit, action or proceeding brought with respect to this Guaranty, Guarantor hereby irrevocably submits to the exclusive jurisdiction of any Federal or State court in New York County, New York, and Guarantor waives any objections that it may now or hereafter have based upon venue and/or forum non conveniens of any such suit, action or proceeding.

7 19. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). 20. This Guaranty or the provisions hereof shall not be modified, amended or waived in any manner unless the same be in writing and signed by Landlord and Guarantor. 21. If there be more than one undersigned Guarantor, each undersigned Guarantor is executing this instrument, and shall be unconditionally liable hereon, jointly and severally. Landlord may make demand upon or pursue any remedies against any one or more Guarantor, whether or not any demand is made upon or any remedies are pursued against any other Guarantor. Each Guarantor expressly agrees that recourse may be had against any and all property of Guarantor, regardless of whether such property constitutes community property, quasi-community property or separate property. 22. Landlord shall have the right, without any consent from Guarantor, to assign this Guaranty, in whole and not in part, in connection with any assignment of Landlord’s rights and obligations under the Lease. Upon the transferee becoming the Landlord pursuant to any such assignment, upon the request of Landlord or such transferee, as the case may be, Guarantor shall execute and deliver an acknowledgment that this Guaranty runs in favor of Landlord. Guarantor may not assign, delegate or otherwise transfer all or any part of its respective rights and/or obligations under this Guaranty without the prior written consent of Landlord. Subject to the restrictions on transfer set forth in the immediately preceding sentence, this Guaranty shall be binding upon, and inure to the benefit of, Landlord and Guarantor and their respective successors and assigns. Any attempted assignment, delegation or transfer by Guarantor in violation of this Paragraph 22 shall be, and is hereby declared, null and void ab initio. 23. Guarantor agrees to deliver all financial reports required to be delivered by Guarantor pursuant to Section 21.22 of the Lease within the time frames set forth therein. [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]